UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

SUPERVALU INC.

(exact name of registrant as specified in its charter)

Delaware	1-5418	41-0617000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11840 Valley View Road Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 828-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 24, 2006, SUPERVALU INC. (the “Registrant”) agreed to sell $500,000,000 aggregate principal amount of its 7.50% Notes due 2014 (the “Notes”) pursuant to the provisions of a Purchase Agreement dated October 24, 2006, by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein. The sale of the Notes is expected to close on October 31, 2006.

The Registrant intends to use the net proceeds from the offering of the Notes to fund a portion of the purchase price of its purchase of all outstanding 7.25% Hybrid Income Term Security Units in the form of corporate units of its wholly owned subsidiary, New Albertson’s, Inc. To the extent that there are net proceeds remaining, the Registrant intends to use them for general corporate purposes, including the repayment of debt.

The Notes are the subject of a Registration Statement on Form S-3, Registration No. 333-138143, filed by the Registrant with the Securities and Exchange Commission (the “Registration Statement”).

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits to the Registration Statement are being filed with this Current Report on Form 8-K:

1.1	Purchase Agreement dated October 24, 2006 by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (incorporated by reference from Exhibit 1.1 of the Registrant’s Registration Statement on Form S-3, Registration No. 333-138143).

3.(ii)	Restated Bylaws of the Registrant, as amended on April 12, 2006 (incorporated by reference from Exhibit 3.(II) of the Registrant’s Current Report on Form 8-K, as filed with the SEC on April 12, 2006).

4.1	Officers’ Certificate and Authentication Order dated October 31, 2006, for the 7.50% Senior Notes due 2014 (which includes the form of Note) issued pursuant to the Indenture dated as of July 1, 1987, the First Supplemental Indenture dated as of August 1, 1990, the Second Supplemental Indenture dated as of October 1, 1992, the Third Supplemental Indenture dated as of September 1, 1995, the Fourth Supplemental Indenture dated as of August 4, 1999, and the Fifth Supplemental Indenture dated as of September 17, 1999, each between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

5.1	Opinion of Dorsey & Whitney LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2006

SUPERVALU INC. (Registrant)

By:	/s/ John P. Breedlove
John P. Breedlove
Vice President, Business Law and Corporate Secretary (Authorized Officer of Registrant)

EXHIBIT INDEX

1.1	Purchase Agreement dated October 24, 2006 by and among the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters named therein (incorporated by reference from Exhibit 1.1 of the Registrant’s Registration Statement on Form S-3, Registration No. 333-138143).

3.(ii)	Restated Bylaws of the Registrant, as amended on April 12, 2006 (incorporated by reference from Exhibit 3.(II) of the Registrant’s Current Report on Form 8-K, as filed with the SEC on April 12, 2006).

4.1	Officers’ Certificate and Authentication Order dated October 31, 2006, for the 7.50% Senior Notes due 2014 (which includes the form of Note) issued pursuant to the Indenture dated as of July 1, 1987, the First Supplemental Indenture dated as of August 1, 1990, the Second Supplemental Indenture dated as of October 1, 1992, the Third Supplemental Indenture dated as of September 1, 1995, the Fourth Supplemental Indenture dated as of August 4, 1999, and the Fifth Supplemental Indenture dated as of September 17, 1999, each between the Company and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company), as Trustee.

5.1	Opinion of Dorsey & Whitney LLP.